# STATE OF DELAWARE
# CERTIFICATE OF INCORPORATION
# A STOCK CORPORATION

The undersigned Incorporator, desiring to form a corporation under pursuant to the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. The name of the Corporation is Stramsen Biotech Inc.

2. The Registered Office of the corporation in the State of Delaware is located at 16192 COASTAL HIGHWAY (street), in the City of LEWES, County of SUSSEX Zip Code 19958. The name of the Registered Agent at such address upon whom process against this corporation may be served is HARVARD BUSINESS SERVICES INC.

3. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. The total amount of stock this corporation is authorized to issue is 250000000 shares (number of authorized shares) with a par value of $ 0.0001 per share.

5. The name and mailing address of the incorporator are as follows:

Name BERNARD OLAF
Mailing Address P.O. BOX 420661
HOUSTON, TEXAS Zip Code 77242

By: [signature]
Incorporator

Name: BERNARD OLAF
Print or Type

Service Request# 202216

# State of Delaware

SECRETARY OF STATE
DIVISION OF CORPORATIONS
P.O. BOX 898
DOVER, DELAWARE 19903

8443991
BERNARD OLAF
PO BOX 420661
HOUSTON, TX 77242

09-14-2022

| DESCRIPTION | | AMOUNT |
|---|---|---|
| 4066070 - STRAMSEN BIOTECH INC<br>0240S Amendment Stock | | |
| | Amendment Fee | $30.00 |
| | Receiving/Indexing | $115.00 |
| | Surcharge Assessment-Sussex | $6.00 |
| | Page Assessment-Sussex County | $18.00 |
| | Data Entry Fee | $5.00 |
| | Court Municipality Fee, Grgetown | $20.00 |
| | TOTAL CHARGES | $194.00 |
| | CHARGED TO ACCOUNT | $194.00 |
| | BALANCE | $0.00 |

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:30 AM 04/25/2022
FILED 08:30 AM 04/25/2022
SR 20221610275 - File Number 4066070

# STATE OF DELAWARE
# CERTIFICATE OF AMENDMENT
# OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

**FIRST**: That at a meeting of the Board of Directors of
Stramsen Biotech Inc

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

**RESOLVED**, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " 4 " so that, as amended, said Article shall be and read as follows:

We want to increase total shares to 350,000,000 per Value $0.00001
Common stocks will be 300,000,000 per value $0.00001
Preferred stocks will be 50,000,000 per value $0.00002.

**SECOND**: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

**THIRD**: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

**IN WITNESS WHEREOF**, said corporation has caused this certificate to be signed this 4th day of April, 2022.

By: [signature]
Authorized Officer

Title: President, Chairman.

Name: Bernard Olaf
Print or Type

# Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "STRAMSEN BIOTECH INC", FILED IN THIS OFFICE ON THE TWELFTH DAY OF OCTOBER, A.D. 2022, AT 2:54 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

4066070 8100
SR# 20223755872

Authentication: 204851545
Date: 11-14-22

# STATE OF DELAWARE
# CERTIFICATE OF AMENDMENT
# OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

**FIRST**: That at a meeting of the Board of Directors of
STRAMSEN BIOTECH INC
resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

**RESOLVED**, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " 4 " so that, as amended, said Article shall be and read as follows:

We are adding more common stocks.
New Common stocks total will be 700,000,000 Per value $0.00001
Preferred stocks total will remain 50,000,000 Per value $0.00001

**SECOND**: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

**THIRD**: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

**IN WITNESS WHEREOF**, said corporation has caused this certificate to be signed this 7th day of October, 2022.

By: [signature]
Authorized Officer
Title: President & Managing Director
Name: Bernard Olaf
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:54 PM 10/12/2022
FILED 02:54 PM 10/12/2022
20223755872 - File Number 4066070

# Delaware

The First State

*I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "STRAMSEN BIOTECH INC", FILED IN THIS OFFICE ON THE SIXTH DAY OF NOVEMBER, A.D. 2020, AT 3:43 O`CLOCK P.M.*

Jeffrey W. Bullock, Secretary of State

4066070 8100
SR# 20208273754

Authentication: 204241898
Date: 12-07-20

# STATE OF DELAWARE
# CERTIFICATE OF INCORPORATION
# A STOCK CORPORATION

The undersigned Incorporator, desiring to form a corporation under pursuant to the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. The name of the Corporation is Stramsen Biotech Inc.

2. The Registered Office of the corporation in the State of Delaware is located at 16192 COASTAL HIGHWAY (street), in the City of LEWES, County of SUSSEX Zip Code 19958. The name of the Registered Agent at such address upon whom process against this corporation may be served is HARVARD BUSINESS SERVICES INC.

3. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. The total amount of stock this corporation is authorized to issue is 250000000 shares (number of authorized shares) with a par value of $ 0.0001 per share.

5. The name and mailing address of the incorporator are as follows:

Name BERNARD OLAF
Mailing Address P.O. BOX 420661
HOUSTON, TEXAS Zip Code 77242

By: [signature]
Incorporator

Name: BERNARD OLAF
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:43 PM 11/06/2020
FILED 03:43 PM 11/06/2020
SR 20208273754 - File Number 4066070

Service Request# 20208273754

# State of Delaware

SECRETARY OF STATE
DIVISION OF CORPORATIONS
P.O. BOX 898
DOVER, DELAWARE 19903

8443991
BERNARD OLAF
PO BOX 420661
HOUSTON, TX 77242

11-12-2020

| DESCRIPTION | AMOUNT |
| --- | --- |
| 4066070 - STRAMSEN BIOTECH INC<br>0102S Stock Corporation | |
| Incorporation Fee | $15.00 |
| Receiving/Indexing | $25.00 |
| Surcharge Assessment-Sussex | $6.00 |
| Page Assessment-Sussex County | $18.00 |
| Data Entry Fee | $5.00 |
| Court Municipality Fee, Grgetown | $20.00 |
| Expedite Fee, 24 Hour | $50.00 |
| 4066070 - STRAMSEN BIOTECH INC<br>8100 Certified Copy - 1 Copies | |
| Certification Fee | $50.00 |
| TOTAL CHARGES | $189.00 |
| TOTAL PAYMENTS | $189.00 |
| BALANCE | $0.00 |